Exhibit 10.2

                                    AGREEMENT


         AGREEMENT dated as of May , 1998, between First Chesapeake Financial Corporation, a Virginia corporation ("First Chesapeake"); and Lester W. Salzman ("Salzman").

                                    RECITALS

         First Chesapeake is a corporation organized under the laws of the Commonwealth of Virginia;

         First Chesapeake wishes to form a wholly-owned subsidiary to engage in the mortgage origination and brokerage business;

         The parties wish for Salzman and certain members of Salzman's management team to operate the new subsidiary as set forth below; and

         First Chesapeake wishes to transfer to Salzman and certain members of Salzman's management team certain authorized shares of First Chesapeake's capital stock on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and in reliance on the representations and warranties contained herein, the parties agree as follows:

SECTION 1.        FORMATION OF MORTGAGE BROKERAGE SUBSIDIARY

         1.1 Formation. First Chesapeake agrees to form a wholly-owned subsidiary prior to the Closing Date to engage in the wholesale and retail mortgage origination and brokerage business (the "Subsidiary"). The Subsidiary will be incorporated under the laws of the Commonwealth of Virginia and will issue to First Chesapeake 100 shares of capital stock, no par value.

         1.2 Board of Directors. The initial Board of Directors of the Subsidiary shall consist of the same persons who are members of the Board of Directors of First Chesapeake on the Closing Date. On the Closing Date, the current members of the Board of Directors of First Chesapeake shall cause Salzman to be elected as a member of the Board of Directors of First Chesapeake to fill one of the vacancies on such Board. Pursuant to the Bylaws of First Chesapeake, Salzman shall serve as a Director until the next annual meeting of First Chesapeake at which time he shall stand for re-election with the other Directors.

         1.3 Officers. Salzman shall serve as President of the Subsidiary and shall recommend to the Subsidiary's Board of Directors a slate of suitable candidates to serve as the other officers of the Subsidiary.

         1.4 Compensation of Officers and Management Team. The officers of the Subsidiary shall be compensated pursuant to a compensation schedule agreeable to the parties. Other employees of Subsidiary shall be compensated as directed by the Board of Directors of the Subsidiary.

SECTION 2.        ISSUANCE OF STOCK OF FIRST CHESAPEAKE

         2.1      Issuance of First Chesapeake Stock.
                  ----------------------------------

                  (a) On the Closing Date, First Chesapeake shall issue to Salzman 275,000 shares of First Chesapeake common stock. On the date two calendar years after the Closing Date, the Board of First Chesapeake shall determine in good faith whether Subsidiary has met the goals set forth in the Business Plan of Subsidiary. If Subsidiary has failed to meet or exceed the goals set forth in the Business Plan of Subsidiary, the parties agree that any shares issued to Salzman pursuant to this Agreement shall be returned to, or canceled by, First Chesapeake and shall be deemed to have been forfeited to First Chesapeake for no monetary consideration.

                  (b) On the date two calendar years after the Closing Date, the Board of First Chesapeake shall determine in good faith whether Subsidiary has met the goals set forth in the Business Plan of Subsidiary. If Subsidiary has met or exceeded the goals set forth in such Business Plan, First Chesapeake shall issue to Salzman and members of Subsidiary's management team, no later than thirty (30) days after such two year anniversary date, an additional number of shares of First Chesapeake common stock equal to five percent (5%) of First Chesapeake's issued and outstanding common stock as of the two year anniversary date of the Closing Date. Such issued stock shall be distributed to Salzman and Subsidiary's management team as directed by Salzman, with the concurrence of First Chesapeake's Board of Directors.

                  (c) If First Chesapeake, within four (4) years after the Closing Date, issues additional shares of authorized common stock for the purpose of acquiring an interest in a company engaged in the same line of business as Subsidiary (a "Qualifying Issuance"), First Chesapeake shall issue to each Eligible Employee that number of unregistered shares of First Chesapeake common stock such that the Eligible Employee's proportional amount of First Chesapeake's issued and outstanding common stock immediately prior to the issuance is equal to the Eligible Employee's proportional amount immediately after such issuance. For the purposes of this section 2.1(c), "Eligible Employee" shall mean an employee of Subsidiary who is employed by Subsidiary at the time of a Qualifying Issuance and who has received shares of First Chesapeake common stock pursuant to this Agreement prior to the Qualifying Issuance.

                  (d) For purposes of this section 2.1, the "Business Plan" shall mean the Business Plan attached to this Agreement as Exhibit B and approved by the Board of Directors of First Chesapeake prior to the Closing Date.

                  (e) No shares shall be issued pursuant to this Agreement to Salzman or any other individual unless the individual has executed the Employment and Noncompetition Agreement described in Section 5.1 of this Agreement.

         2.2 Effect of Termination of Employment. If the employment of Salzman or any employee of First Chesapeake who receives shares of First Chesapeake stock pursuant to this Agreement (collectively "Employee Shareholder") is terminated "for cause" within two (2) years after any issuance of stock pursuant to this Agreement, the parties agree that any shares issued to the terminated Employee Shareholder within such two (2) year period shall be returned to, or canceled by, First Chesapeake and shall be deemed to have been forfeited to First Chesapeake for no monetary consideration. For purposes of this Section 2.3, "for cause" shall be defined in accordance with the Employment and Noncompetition Agreement described in Section 5.1 of this Agreement.

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


         2.3 Restrictions on Transfer. No shares issued to Salzman or any employee of Subsidiary pursuant to this Agreement shall be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothicated, for two
(2) years after issuance. The parties agree that any individual receiving shares of stock pursuant to this Agreement will enter into a mutually acceptable Stock Transfer Restriction Agreement reflecting the restrictions contained in this Agreement. The parties agree that the stock certificates evidencing shares issued pursuant to this Agreement shall bear a legend reflecting such restrictions.

SECTION 3.        CAPITAL CONTRIBUTION

         3.1 Capital Contribution. On the Closing Date, in consideration of the services to be provided by Salzman and the other officers of Subsidiary, First Chesapeake will contribute not less than Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) to Subsidiary, which will be used for the initial capitalization and operation of Subsidiary. First Chesapeake agrees to contribute such additional capital to Subsidiary as may be reasonable and necessary, as determined by the Board of First Chesapeake in its sole discretion.

SECTION 4.        WAREHOUSE FACILITY

         4.1 Warehouse Facility. Salzman and First Chesapeake will use their good faith, commercially reasonable efforts to obtain a warehouse facility for Subsidiary after the Closing Date.

SECTION 5.        EMPLOYMENT AND NONCOMPETITION AGREEMENTS

         5.1 At the Closing, Salzman and each employee of Subsidiary shall execute Employment and Noncompetition Agreements with Subsidiary and First Chesapeake in the form attached hereto as Exhibit A.

SECTION 6.        REPRESENTATIONS AND WARRANTIES OF THE PARTIES

         6.1   First Chesapeake represents and warrants that:

                  (a) First Chesapeake is a corporation duly organized, validly existing and in good standing under the laws of Commonwealth of Virginia, and has the corporate power to own its property and conduct its business in the manner in which such business is now being conducted. On the Closing Date, Subsidiary will be a corporation duly organized, validly existing and in good standing under the laws of Commonwealth of Virginia, and will have the corporate power to own its property and conduct its business in the manner in which such business is now contemplated.

                  (b) On the Closing Date, the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action of First Chesapeake unless otherwise provided in this Agreement. First Chesapeake has full corporate power to enter into and perform this Agreement and the transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of First Chesapeake enforceable in accordance with its terms.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property or assets of First Chesapeake pursuant to the Articles of Incorporation or Bylaws of First Chesapeake or any agreement, indenture, mortgage, deed of trust or other instrument to which First Chesapeake is a party or by which it is bound or to which its properties are subject, or any law, rule, regulation, judgment, order or decree. All consents by third parties that are required to prevent or eliminate every such conflict, breach, default, lien and encumbrance shall have been validly obtained before the Closing and at the Closing shall be in full force and effect and valid and sufficient for such purpose.

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


         6.2      Salzman represents and warrants that:

                  (a) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under any agreement (employment, consulting or otherwise), indenture, mortgage, deed of trust or other instrument to which Salzman and/or any potential employees of Subsidiary are a party or by which any of them are bound or to which their properties are subject, or any law, rule, regulation, judgment, order or decree. All consents by third parties that are required to prevent or eliminate every such conflict, breach, default, lien and encumbrance shall have been validly obtained before the Closing and at the Closing shall be in full force and effect and valid and sufficient for such purpose.

SECTION 7.        COVENANTS AND FURTHER AGREEMENTS

         7.1. Brokers and Consultants. The parties represent and warrant to each other that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not give rise to any valid claim for a finder's fee, brokerage commission, or other like payment.

         7.2. Reliance Upon and Survival of Representations and Warranties. Notwithstanding any investigation at any time conducted by any of the parties hereto, each of the parties hereto shall be entitled to rely on the representations and warranties of the other parties set forth herein or in any schedule, exhibit, or other document delivered pursuant hereto. The representations, warranties, covenants, and agreements of the parties shall be true and accurate as of, and shall survive for a period of one (1) year after the Closing Date.

         7.3. Further Assurances. The parties hereto agree to execute and deliver or cause to be executed and delivered at the Closing or at other reasonable times and places such additional instruments as another party hereto may reasonably request for the purpose of carrying out this Agreement.

         7.4.   Indemnification.
                ----------------

                 (a) First Chesapeake covenants and agrees to indemnify, defend and hold harmless Salzman from and against any loss, claim, liability, obligation or expense (including reasonable attorneys' fees) (i) incurred or sustained by Salzman on account of any misrepresentation or breach of any warranty, covenant, or agreement of First Chesapeake contained in this Agreement or made in connection herewith, or (ii) incurred or sustained on account of the nonfulfillment by First Chesapeake of any of the conditions or covenants of this Agreement as contemplated hereby. If any claim is asserted against Salzman for which indemnification may be sought under the provisions of this Section 7.4, Salzman shall promptly notify First Chesapeake of such claim and thereafter shall permit First Chesapeake at its expense to participate in the negotiation and settlement of any such claim and to join in the defense of any legal action arising therefrom.

                 (b) Salzman covenants and agrees to indemnify, defend and hold harmless First Chesapeake from and against any loss, claim, liability, obligation or expense (including reasonable attorneys' fees) (i) incurred or sustained on account of any misrepresentation or breach of any warranty, covenant or agreement of Salzman and/or the Management Team contained in this Agreement or made in connection herewith, or (ii) incurred or sustained on account of the nonfulfillment by Salzman of any of the conditions or covenants of this Agreement as contemplated hereby. If any claim is asserted against First Chesapeake for which indemnification may be sought under the provisions of this
Section 7.4, First Chesapeake shall promptly notify Salzman of such claim and thereafter shall permit Salzman at his expense to participate in the negotiation and settlement of any such claim and to join in the defense of any legal action arising therefrom.

         7.5. Expenses. Each party shall pay its own expenses and costs, including without limitation, counsel fees and transfer taxes incurred in connection with the consummation of this Agreement and the transactions contemplated hereby. However, First Chesapeake shall pay all fees and costs associated with forming Subsidiary.

SECTION 8.        CONDITIONS TO OBLIGATION OF SALZMAN

         The obligations of Salzman at the Closing to consummate the transactions herein contemplated are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

         8.1. Truth of Representations and Warranties. The representations and warranties of First Chesapeake contained in this Agreement and in any exhibit or other document delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Salzman shall have received a certificate to this effect dated the Closing Date and signed by First Chesapeake.

         8.2. Performance of Agreements. Each agreement of First Chesapeake to be performed on or before the Closing Date pursuant to the terms hereof or as contemplated herein shall have been duly performed, and Salzman shall have received a certificate to this effect dated the Closing Date and signed by First Chesapeake.

         8.3 Formation of Subsidiary. First Chesapeake shall have formed the Subsidiary reasonably satisfactory to Salzman.

SECTION 9.        CONDITIONS TO THE OBLIGATIONS OF FIRST CHESAPEAKE.

         The obligations of First Chesapeake to consummate the transactions herein contemplated are subject to the satisfaction on or before the Closing Date of each of the following conditions:

         9.1. Truth of Representations and Warranties. The representations and warranties of Salzman contained in this Agreement and in any exhibit or other document delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and First Chesapeake shall have received certificates to this effect dated the Closing Date and signed by Salzman.

         9.2 Performance of Agreements. Each agreement of Salzman to be performed on or before the Closing Date pursuant to the terms hereof or as contemplated herein shall have been duly performed, and First Chesapeake shall have received certificates to this effect dated the Closing Date and signed by Salzman.

         9.3 Approval of Transaction. The approval of the transactions set forth in this Agreement by the Board of First Chesapeake.

SECTION 10.       CLOSING

         10.1 The closing (the "Closing") under this Agreement shall be held on or before June 30, 1998 (the "Closing Date"), at such other place as the parties may mutually agree.

SECTION 11.       BENEFITS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their assigns and successors in interest.

SECTION 12.       NOTICES.

         Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid, addressed as follows:

                  To Salzman:                  2551 Jardin
                                               Weston Hills, Florida  33327

                  To First Chesapeake          12 East Oregon Avenue
                                               Philadelphia, Pennsylvania  19148
                                               Attn:  President

Any such notice or communication shall be deemed to have been given as of the date so mailed.

SECTION 13.       ENTIRE AGREEMENT

         The certificates and other documents to be furnished in connection herewith are an integral part of this Agreement. All understandings and agreements between the parties are merged into this Agreement which fully and completely expresses their agreements and supersedes any prior agreement or understanding relating to the subject matter, including the letter of intent among the parties, and no party has made any representations or warranties, express or implied, not herein expressly set forth. This Agreement shall not be changed or terminated except by written amendment signed by the parties hereto.

SECTION 14.       GOVERNING LAW

         This Agreement and the agreements contemplated hereby shall be construed in accordance with and governed by the laws of Commonwealth of Virginia, without regard to its conflict of laws provisions.

SECTION 15.       COUNTERPARTS

         This Agreement may be executed in several counterparts, all of which taken together shall constitute one instrument.

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


SECTION 16.       SEVERABILITY

         If any clause, provision or section of this Agreement shall be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect the remainder of this Agreement which shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained in this Agreement. If any agreement or obligation contained in this Agreement is held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the respective party hereto only to the extent permitted by law.

SECTION 17.       DESCRIPTIVE HEADINGS

         The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their representative duly authorized officers, all as of the day and year first above written.

                                                    FIRST CHESAPEAKE
                                                    FINANCIAL CORPORATION,
                                                    a Virginia corporation


                                                    By: -----------------------
                                                    Richard N. Chakegian
                                                          President and Director


                                                    By: ------------------------
                                                           Mark Mendelson
                                                           Chairman


                                                    SALZMAN


                                                    ----------------------------
                                                    Lester W. Salzman

                                    EXHIBIT A

                          FORM OF EMPLOYMENT AGREEMENT






                                    EXHIBIT B

                             APPROVED BUSINESS PLAN








                                    EXHIBIT C

                      APPROVED COMPENSATION AND BONUS PLAN


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